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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2002


                               PURCHASESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-11791                                13-2897997
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      (Commission File Number)            (IRS Employer Identification No.)

                       320 Park Avenue, New York, NY 10022
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 826-1004
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         ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On July 31, 2002, L-R Global Partners, L.P., a Delaware limited partnership (the "Seller"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with Thomas B. Marsh and Steven A. Flagg (collectively, the "Purchasers"). Pursuant to the Purchase Agreement, the Purchasers acquired 27,264,167 shares of common stock, par value $0.01 per share (the "Common Shares"), of PurchaseSoft, Inc., a Delaware corporation (the "Company"). Such shares constituted all of the shares of the Company held by seller. In accordance with the terms of the Purchase Agreement, the Purchasers are required to deliver $3,000 out of the aggregate $10,000 purchase price to the Seller in order to receive Common Shares endorsed for transfer. The remaining balance of $7,000 is payable to Seller on or before January 30, 2003. The Company is not aware of the source of the Purchasers' funds.

         The following table sets forth information, as of August 5, 2002, regarding the percentage of Common Shares beneficially owned by the Purchasers. The Company believes the Purchasers have sole voting and investment power with respect to the shares identified below. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

Name of Beneficial       No. of Shares Beneficially    Percent of
Owner                    Owned                         Class

Thomas B Marsh           27,264,167                    81.89% (1)
Steven A. Flagg
Marsh+Flagg
7514 Girard Avenue
Suite # 1440
La Jolla, California  92037

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(1) The percent of class calculation is based on 33,291,056 shares of Common
Shares being issued and outstanding as of July 31, 2002.

         The foregoing information has been provided because the transaction may be deemed to be a "change of control" of the Company within the meaning of Item 1 of Form 8-K. Effective as of August 5, 2002, Donald S. LaGuardia and J. Murray Logan resign from their directorships at the Company and Thomas B. Marsh and Steven A. Flagg are elected to the vacancies created thereby.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PURCHASESOFT, INC.


                                   By:      /S/ DONALD S. LAGUARDIA
                                       ----------------------------------------
                                   Name:  Donald S. LaGuardia
                                   Title: President and Chief Executive Officer
                                          (Principal  Executive Officer)

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Dated:  August 5, 2002